Bertrand P. McAndrew & Associates
                              120 Harrison Street
                             Barrington, IL  60010

                                                               November 3, 1998

Enterprise Technology Group, Inc.
1 Harmon Plaza, 3rd Floor
Secaucus, N.J.  07094


Dear Client:

     We have compiled the accompanying balance sheet of Enterprise Technology Group, Inc. (an S corporation) as of September 30, 1998, and the related statement of income for the nine month period then ended, in accordance with the standards established by the American Institute of Certified Accountants.

     A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or other form of assurance on them.

     Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position and results of operations. Accordingly, these financial statements are not designed for those who are not informed about such matters.

     The Company, with the consent of its shareholders, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in these financial statements.

                                            Very truly yours,


                                            /s/
                                            Bertrand P. McAndrew & Associates

                        ENTERPRISE TECHNOLOGY GROUP, INC.
                                 BALANCE SHEET
                               SEPTEMBER 30, 1998

                                    ASSETS
CURRENT ASSETS:
   Cash                                                       $  147,911
   Accounts receivable                                           605,122
   VSE investment (valued at cost)                                 4,600
                                                              ----------
                                                                 757,633
                                                              ----------
PROPERTY AND EQUIPMENT, at cost
  Office furniture and equipment                                 220,152
  Transportation equipment                                        26,078
                                                              ----------
                                                                 246,230
     Less: Accumulated depreciation                              109,404
                                                              ----------
                                                                 136,826
                                                              ----------
OTHER ASSETS
  Computer software                                               10,369
    Less: Accumulated amortization                                   986
                                                              ----------
                                                                   9,383
                                                              ----------
      TOTAL ASSETS                                            $  903,842
                                                              ==========

                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES

  Accounts payable                                            $   12,860
  Accrued payroll taxes and witholdings                           16,629
  Accrued state replacement tax                                  (21,000)
                                                              ----------
                                                                   8,489
                                                              ----------
LONG TERM LIABILITIES
  Notes payable - shareholders                                   250,000
                                                              ----------
STOCKHOLDERS' EQUITY
  Capital Stock, $1 par value, 1,000 shares
    authorized, issued, and outstanding                            1,000

  Contributed capital                                             45,938
  Retained earnings                                              598,415
                                                              ----------
                                                                 645,353
                                                              ----------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                      $  903,842
                                                              ==========


                       See accountants' compilation letter.

                        ENTERPRISE TECHNOLOGY GROUP,INC.

                             STATEMENT OF EARNINGS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998





NET SALES                                                    $ 3,037,585
                                                             -----------
OPERATING EXPENSES                                               249,420
SELLING EXPENSES                                                 795,862
GENERAL & ADMINISTRATIVE EXPENSES                              1,518,181
                                                             -----------

TOTAL EXPENSES                                                 2,563,463
                                                             -----------
EARNINGS FROM OPERATIONS                                         474,122
                                                             -----------

OTHER INCOME (EXPENSE):
  Interest income                                                  1,987
                                                             -----------
                                                                   1,987
                                                             -----------

EARNINGS BEFORE INCOME TAXES                                     476,109

PROVISION FOR INCOME TAXES                                          -
                                                             -----------

NET EARNINGS                                                 $   476,109
                                                             ===========

















                       See accountants' compilation letter.